UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 10, 2004
                                                      ----------------

CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      	333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


2188 Highway 86 Milford, Iowa  51351
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(Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------




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ITEM 5.  OTHER EVENTS.

On August 10, 2004, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Announces 3rd Quarter Results: 3rd Quarter Net Income up 219% Compared to Last Year ". The text of this press release can be reviewed in its entirety under the attached Exhibit 99.02

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND
EXHIBITS.


99.02	Press Release dated August 10, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   August 10, 2004
    ------------------------------

                                             By: /s/ Ronald C. Hickman
                                    		--------------------------
                                     		Ronald C. Hickman
                                     		Principal Executive Officer,
                                     		President and Director



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